EXHIBIT 99.2





                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                           PURSUANT TO 18 U.S.C. 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of First Real Estate Investment Trust of New Jersey (the "Company") on Form 10-K for the period ended October 31, 2003 (the "Report"), I, Donald W. Barney President, Treasurer, and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.



Dated: January 27, 2004

                                                 /s/ Donald W. Barney
                                                 -------------------------------
                                                 Donald W. Barney
                                                 President, Treasurer and
                                                 Chief Financial Officer